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U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 13, 2006

Citigroup Inc.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-9924 (Commission File Number)	52-1568099 (IRS Employer Identification No.)
399 Park Avenue, New York, New York (Address of principal executive offices)		10043 (Zip Code)

(212) 559-1000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CITIGROUP INC.
Current Report on Form 8-K

Item 8.01    Other Events.

        Attached hereto as Exhibit 99.1 and incorporated by reference herein is the Historical Financial Data Supplement of Citigroup Inc. and subsidiaries, reflecting the reorganization of the Company's Global Consumer Group and providing historical results for the Global Consumer Group under the new organization structure.

        In September 2005, Citigroup announced the reorganization of the Global Consumer Group. Specifically, North America Cards, Consumer Finance and Retail Banking have been reorganized into U.S. Cards, Retail Distribution, Consumer Lending and Commercial Business. In addition, Mexico consumer results, which were previously recorded in North America, are now recorded in International.

        Citigroup's fourth quarter 2005 financial results will reflect these changes.

        Below is a summary description of each of the reorganized U.S. Consumer businesses.

U.S. Cards

        The U.S. Cards business has effectively remained the same; however as referenced above, Mexico results are now reported in International Cards. Further, the U.S. Cards income statement presents all information on a GAAP basis, and therefore no longer reflects adjustments to Total Revenues and Net Credit Losses related to securitization activities. Performance metrics for the entire credit card portfolio, both held and securitized, are included under "Key Indicators—Managed Basis."

U.S. Retail Distribution

        The U.S. Retail Distribution business is comprised of Citibank branches, CitiFinancial branches and Primerica Financial Services. Citibank branches provide personal and small business banking products and services; CitiFinancial branches provide consumer loan products and services; and Primerica Financial Services provides financial products and services through independent agents.

U.S. Consumer Lending

        U.S. Consumer Lending provides consumer loans through various distribution channels. Loan products are grouped into three categories:

  •
  Real Estate Lending—Provides mortgage and home equity lending. Loans are originated directly with consumers via the telephone, internet, Smith Barney, Citibank branches and Primerica agents, and indirectly through mortgage brokers, banks and mortgage companies.

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  Student Loans—Provides educational loans to students. Loans are typically sourced through financial aid offices at educational institutions. Also provides government loan origination and servicing capabilities to student loan providers, including academic and financial institutions.

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  Auto—Provides automobile financing through franchised and independent auto dealers, auto manufacturers, and the internet.

U.S. Commercial Business

        U.S. Commercial Business provides leasing, banking and real estate products and services to small and medium-sized enterprises across a broad range of industries. Commercial Business has effectively remained the same. Results for Commercial Business were previously reported as a separate line in North America Retail Banking.

Mapping From Prior Disclosure to New Disclosure

        The below information maps the prior disclosure to the new disclosure for the Global Consumer Group.

Global Consumer Group

Prior Disclosure		New Disclosure
N.A. Cards		U.S. Cards
(1)	U.S., Canada, Puerto Rico	(1)	U.S., Canada, Puerto Rico
	Mexico*
N.A. Retail Banking		U.S. Retail Distribution
(2)	Retail Distribution	(2)	Citibank Branches
(3)	Commercial Business	(7)	CitiFinancial Branches
(4)	Prime Home Finance	(6)	Primerica Financial Services
(5)	Student Loans
(6)	Primerica Financial Services
	Mexico*	U.S. Consumer Lending
		(4,9)	Real Estate
		(8)	Auto
N.A. Consumer Finance		(5)	Student Loans
(7)	CitiFinancial Branches
(8)	CitiFinancial Auto
(9)	Home Equity	(3)	U.S. Commercial Business
	Mexico*
International Cards	International Cards
	•	The same, plus Mexico
International Consumer Finance	International Consumer Finance
	•	The same, plus Mexico
	•	Additional regional disclosure
International Retail Banking	International Retail Banking
	•	The same, plus Mexico

*
Mexico is now reported in International Consumer results.

Item 9.01    Financial Statements and Exhibits.

  (d)
  Exhibits.

Exhibit Number
99.1	Historical Financial Data Supplement.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIGROUP INC.
Dated: January 13, 2006	By:	/s/ JOHN C. GERSPACH Name: John C. Gerspach Title: Controller and Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number
99.1	Historical Financial Data Supplement.

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CITIGROUP INC. Current Report on Form 8-K
SIGNATURE
EXHIBIT INDEX—Historical Financial Data Supplement